Other Current Liabilities (Tables)	12 Months Ended
Dec. 31, 2022
Other Current Liabilities [Abstract]
Schedule of other current liabilities
	As of December 31,
	2021	2022
	RMB	RMB
Due to discontinued operations(1)	-	19,858
Accrued expenses(2)	9,274	4,978
Others	134	9
Total	9,408	24,845

(1)	As of December 31, 2022, the balance due to discontinued operations mainly represents labor costs and other service expenses paid by discontinue operations on behalf of the Company, according to service contracts executed before the disposal date, which remained unexpired as of the year end. The outstanding balance was subsequently settled in full by the Company as of the date of this report.

(2)	As of December 31, 2021, the balance of accrued expenses mainly represents marketing and promotion service fees. As of December 31, 2022, the balance of accrued expenses mainly represents accrued auditing expenses and IT service fees.